SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported) – March 18, 2002

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THE MONY GROUP INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of Incorporation)	1-14603 (Commission File Number)	13-3976138 (IRS Employer Identification No.)

1740 Broadway New York, New York (Address of principal executive offices)		10019 (Zip Code)

(212) 708-2000 (Registrant’s telephone number, including area code)

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N/A
(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits.

99.1    Slides used by The MONY Group Inc. at its annual investment community meeting held on March 18, 2002.

99.2    News Release of The MONY Group Inc., dated March 18, 2002.

Item 9. Regulation FD Disclosure.

     On March 18, 2002, The MONY Group Inc. (the “Company”) held its annual investment community meeting. The slides attached hereto as Exhibit 99.1, which are incorporated in this Item 9 by reference thereto, were utilized by the Company in its presentation at such meeting and are furnished pursuant to Regulation FD. On March 18, 2002, the Company also issued a news release in connection with certain matters discussed at such meeting that is attached hereto as Exhibit 99.2 and is incorporated in this Item 9 by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, The MONY Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MONY GROUP INC.

By: /s/ Richard Daddario

Richard Daddario Executive Vice President and Chief Financial Officer

Date: March 18, 2002

Exhibit Index

99.1	Slides used by The MONY Group Inc. at its annual investment community meeting held on March 18, 2002.

99.2	News Release of The MONY Group Inc. dated March 18, 2002.